Joint Filer Information

Name of Joint Filer:                    Hicks, Muse, Tate & Furst Private Equity Fund IV, L.P.

Address of Joint Filer:                 c/o Hicks, Muse, Tate & Furst Incorporated
                                        200 Crescent Court, Suite 1600
                                        Dallas, Texas 75201

Designated Filer:                       Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

Date of Event Requiring Statement:      July 15, 2013

Issuer Name and Ticker Symbol:          LIN TV Corp. (NYSE: TVL)

Signature:                              HICKS, MUSE, TATE & FURST PRIVATE EQUITY FUND IV, L.P.

                                        By:  HM4 Partners, L.P., its general partner

                                        By:  Hicks, Muse GP Partners L.A., L.P., its general
                                             partner

                                        By:  Hicks, Muse Latin America Fund I Incorporated,
                                             its general partner

                                        By:  /s/ David W. Knickel
                                             ----------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial Officer

Joint Filer Information

Name of Joint Filer:                    HM4 Partners, L.P.

Address of Joint Filer:                 c/o Hicks, Muse, Tate & Furst Incorporated
                                        200 Crescent Court, Suite 1600
                                        Dallas, Texas 75201

Designated Filer:                       Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

Date of Event Requiring Statement:      July 15, 2013

Issuer Name and Ticker Symbol:          LIN TV Corp. (NYSE: TVL)

Signature:                              HM4 PARTNERS, L.P.

                                        By:  Hicks, Muse GP Partners L.A., L.P., its general
                                             partner

                                        By:  Hicks, Muse Latin America Fund I Incorporated,
                                             its general partner

                                        By:  /s/ David W. Knickel
                                             ----------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial Officer

Joint Filer Information

Name of Joint Filer:                    Hicks, Muse GP Partners L.A., L.P.

Address of Joint Filer:                 c/o Hicks, Muse, Tate & Furst Incorporated
                                        200 Crescent Court, Suite 1600
                                        Dallas, Texas 75201

Designated Filer:                       Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

Date of Event Requiring Statement:      July 15, 2013

Issuer Name and Ticker Symbol:          LIN TV Corp. (NYSE: TVL)

Signature:                              HICKS, MUSE GP PARTNERS L.A., L.P.

                                        By:  Hicks, Muse Latin America Fund I Incorporated,
                                             its general partner

                                        By:  /s/ David W. Knickel
                                             ----------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial Officer

Joint Filer Information

Name of Joint Filer:                    Hicks, Muse Latin America Fund I Incorporated

Address of Joint Filer:                 c/o Hicks, Muse, Tate & Furst Incorporated
                                        200 Crescent Court, Suite 1600
                                        Dallas, Texas 75201

Designated Filer:                       Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

Date of Event Requiring Statement:      July 15, 2013

Issuer Name and Ticker Symbol:          LIN TV Corp. (NYSE: TVL)

Signature:                              HICKS, MUSE LATIN AMERICA FUND I INCORPORATED

                                        By:  /s/ David W. Knickel
                                             ----------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial Officer